                                                                      Exhibit 13


                     Anchor National Life Insurance Company
                         Variable Annuity-Account Five
        (Portion Relating to the Seasons Triple Elite Variable Annuity)
               Schedule For Computation of Performance Quotations


SEASONS TRIPLE ELITE
WITH SURRENDER

ONE YEAR
                               Moderate  Balanced  Conservative  Large Cap   Large Cap  Large Cap  Mid Cap   Mid Cap
PERFORMANCE:         Growth    Growth    Growth    Growth        Growth      Composite  Value      Growth    Value      Small Cap
                     --------  --------  --------  ------------  ----------  ---------  ---------  --------  ---------  ---------
Fund Value            $769.46   $802.71   $856.82       $901.92     $651.20    $774.15  $1,072.08   $740.05  $1,201.30    $752.87
One Year Yield        -23.05%   -19.73%   -14.32%        -9.81%     -34.88%    -22.58%      7.21%   -25.99%     20.13%    -24.71%
Period Years             1.00      1.00      1.00          1.00        1.00       1.00       1.00      1.00       1.00       1.00


                                        International   Diversified                   Focus Growth
                                        Equity          Fixed Income   Focus Growth   and Income     Focus TechNet    Focus Value
                                        -------------   ------------   ------------   ------------   --------------   -----------
Fund Value                                    $698.32        $988.83            N/A            N/A              N/A           N/A
One Year Yield                                -30.17%         -1.12%             NA             NA               NA            NA
Period Years                                     1.00           1.00           1.00           1.00             1.00          1.00


STANDARDIZED LIFETIME RETURNS


                              Moderate   Balanced   Conservative  Large Cap   Large Cap  Large Cap  Mid Cap    Mid Cap
                   Growth     Growth     Growth     Growth        Growth      Composite  Value      Growth     Value      Small Cap
                   ---------  ---------  ---------  ------------  ----------  ---------  ---------  ---------  ---------  ---------
Fund Value         $1,683.14  $1,608.79  $1,478.93     $1,395.19     $954.12    $983.11  $1,175.25  $1,308.58  $1,358.47  $1,060.62
Annualized Yield
Since Inception       13.74%     12.48%     10.16%         8.58%      -2.14%     -0.78%      7.74%     13.21%     15.18%      2.75%
Period Years            4.04       4.04       4.04          4.04        2.17       2.17       2.17       2.17       2.17       2.17


                                        International   Diversified                   Focus Growth
                                        Equity          Fixed Income   Focus Growth   and Income     Focus TechNet    Focus Value
                                        -------------   ------------   ------------   ------------   --------------   -----------
Fund Value                                    $902.29        $999.18        $692.15        $823.24          $630.11            NA
Annualized Yield Since Inception               -4.63%         -0.04%        -30.78%        -17.68%          -36.99%            NA
Period Years                                     2.17           2.14           0.81           0.33             0.33            NA

SEASONS TRIPLE ELITE
WITHOUT SURRENDER

ONE YEAR
                               Moderate  Balanced  Conservative  Large Cap   Large Cap  Large Cap  Mid Cap   Mid Cap
PERFORMANCE:         Growth    Growth    Growth    Growth        Growth      Composite  Value      Growth    Value      Small Cap
                     --------  --------  --------  ------------  ----------  ---------  ---------  --------  ---------  ---------
Fund Value            $839.46   $872.71   $926.82       $971.92     $721.20    $844.15  $1,142.08   $810.05  $1,271.30    $822.87
One Year Yield        -16.05%   -12.73%    -7.32%        -2.81%     -27.88%    -15.58%     14.21%   -18.99%     27.13%    -17.71%
Period Years             1.00      1.00      1.00          1.00        1.00       1.00       1.00      1.00       1.00       1.00


                                        International   Diversified                   Focus Growth
                                        Equity          Fixed Income   Focus Growth   and Income     Focus TechNet    Focus Value
                                        -------------   ------------   ------------   ------------   --------------   -----------
Fund Value                                    $768.32      $1,058.83            N/A            N/A              N/A           N/A
One Year Yield                                -23.17%          5.88%             NA             NA               NA            NA
Period Years                                     1.00           1.00           1.00           1.00             1.00          1.00


STANDARDIZED LIFETIME RETURNS


                              Moderate   Balanced   Conservative  Large Cap   Large Cap  Large Cap  Mid Cap    Mid Cap
                   Growth     Growth     Growth     Growth        Growth      Composite  Value      Growth     Value      Small Cap
                   ---------  ---------  ---------  ------------  ----------  ---------  ---------  ---------  ---------  ---------
Fund Value         $1,683.14  $1,608.79  $1,478.93     $1,395.19   $1,003.99  $1,032.98  $1,225.12  $1,358.46  $1,408.35  $1,110.49
Annualized Yield
Since Inception       13.74%     12.48%     10.16%         8.58%       0.18%      1.51%      9.82%     15.18%     17.12%      4.95%
Period Years            4.04       4.04       4.04          4.04        2.17       2.17       2.17       2.17       2.17       2.17


                                        International   Diversified                   Focus Growth
                                        Equity          Fixed Income   Focus Growth   and Income     Focus TechNet    Focus Value
                                        -------------   ------------   ------------   ------------   --------------   -----------
Fund Value                                    $952.16      $1,049.06        $762.15        $893.24          $700.11            NA
Annualized Yield Since Inception               -2.24%          2.26%        -23.78%        -10.68%          -29.99%            NA
Period Years                                     2.17           2.14           0.81           0.33             0.33            NA